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                                                                    EXHIBIT 23.2





                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
KEMET Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                           KPMG PEAT MARWICK LLP

Greenville, South Carolina
November 20, 1998